Exhibit (a)(1)(B)

LETTER OF TRANSMITTAL

To Accompany Shares of Common Stock,
$0.0001 Par Value Per Share (Including the Associated
Preferred Stock Purchase Rights) and/or
Warrants to Purchase Common Stock,
$0.0001 Par Value Per Share
of

REGISTER.COM, INC.

Tendered Under the Offer to Purchase an aggregate of $120 million of shares and/or warrants at a purchase price of $6.35 per share and $6.35 per warrant
(less the applicable warrant exercise price) dated August 5, 2003

THE OFFER, PRORATION PERIOD AND WITHDRAWAL
RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT,
EASTERN TIME, ON TUESDAY, SEPTEMBER 2, 2003, UNLESS THE OFFER IS EXTENDED.

The Depositary for the offer is:

American Stock Transfer & Trust Company

By Registered or Certified Mail,	By Facsimile Transmission:
Hand or Overnight Courier:	(for Eligible Institutions Only)
American Stock Transfer & Trust Company	(718) 234-5001
59 Maiden Lane	For Confirmation Call:
New York, New York 10038	Toll Free: (800) 937-5449
Direct: (212) 936-5100

All questions regarding the Offer should be directed to the Information Agent, Innisfree M&A, Incorporated, at the address and telephone number set forth on the back cover of the Offer to Purchase and of this Letter of Transmittal.

THIS LETTER OF TRANSMITTAL, INCLUDING THE ACCOMPANYING INSTRUCTIONS, AND THE OFFER TO PURCHASE SHOULD BE READ CAREFULLY BEFORE YOU COMPLETE THIS LETTER OF TRANSMITTAL.

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN THAT SHOWN ABOVE FOR THE DEPOSITARY OR TRANSMISSION OF A FACSIMILE OF THE LETTER OF TRANSMITTAL TO A DIFFERENT FACSIMILE NUMBER THAN THAT SHOWN ABOVE FOR THE DEPOSITARY WILL NOT CONSTITUTE VALID DELIVERY. DELIVERIES TO REGISTER.COM, INC. (THE "COMPANY"), OR INNISFREE M&A, INCORPORATED, THE INFORMATION AGENT FOR THE OFFER, WILL NOT BE FORWARDED TO THE DEPOSITARY AND THEREFORE WILL NOT CONSTITUTE VALID DELIVERY. DELIVERIES TO THE BOOK-ENTRY TRANSFER FACILITY (AS DEFINED IN THE OFFER TO PURCHASE) WILL NOT CONSTITUTE VALID DELIVERY.

List below the certificate numbers and number of shares and/or warrants to which this Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and/or warrants tendered on a separately executed and signed schedule and affix the schedule to this Letter of Transmittal. The names and addresses of the holders should be printed, if not already printed below, exactly as they appear on the certificates representing the shares and/or warrants tendered hereby. The shares and/or warrants that the undersigned wishes to tender should be indicated in the appropriate boxes.

DESCRIPTION OF SHARES AND/OR WARRANTS TENDERED (See Instructions 3 and 4)
Name(s) and Address(es) of Registered Holder(s) (Please fill in blank)	CERTIFICATE(S) ENCLOSED Check here if any certificate(s) for tendered shares and/or warrants have been lost, stolen, destroyed or mutilated. See Instruction 12.
	Certificate Number(s)*	Number of Shares and/or Warrants Represented by Certificate(s)*	Number of Shares and/or Warrants Tendered**

Total

*	Need not be completed by holders tendering by book-entry transfer.
**	If you desire to tender fewer than all shares and/or warrants evidenced by any certificates listed, indicate in this column the number of shares and/or warrants you wish to tender. Otherwise, all shares and/or warrants evidenced by such certificates will be deemed to have been tendered. See Instruction 4.

Indicate below the order (by certificate number) in which shares and/or warrants are to be purchased in the event of proration. If you do not designate an order, in the event of proration, shares and/or warrants will be selected for purchase by the Depositary. See Instruction 7.

1st:   2nd:   3rd:   4th:

This Letter of Transmittal is to be used only if (1) certificates for shares and/or warrants are to be forwarded with it, or (2) a tender of shares is to be made by book-entry transfer to the account maintained by the Depositary at The Depository Trust Company, or any other "qualified" registered securities depository, referred to as the "book-entry transfer facility," under Section 3 of the Offer to Purchase.

CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution: ________________________________________________________

Account Number: __________________________________________________________________

Transaction Code Number: ____________________________________________________________

To American Stock Transfer & Trust Company:

The undersigned hereby tenders to Register.com, Inc., a Delaware corporation ("Register.com" or the "Company"), the above-described shares of Register.com common stock, $0.0001 par value per share, including the associated preferred stock purchase rights issued under the Rights Agreement, dated as of October 28, 2002, between Register.com and American Stock Transfer & Trust Company, as Rights Agent, and warrants to purchase shares of Register.com common stock, $0.0001 par value per share, at a purchase price of $6.35 per share and the difference between $6.35 and the applicable warrant exercise price, respectively, in each case, net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in Register.com's Offer to Purchase, dated August 5, 2003, receipt of which is hereby acknowledged, and in this Letter of Transmittal, which together, as they may be amended and supplemented from time to time, constitute the Offer. Unless the context otherwise requires, all references herein to shares shall include preferred stock purchase rights associated with shares of common stock. Unless the associated preferred stock purchase rights are redeemed prior to the expiration date of the offer, a tender of shares will also constitute a tender of the associated preferred stock purchase rights.

Subject to and effective on acceptance for payment of the shares and/or warrants tendered hereby in accordance with the terms and subject to the conditions of the offer (including, if the offer is extended or amended, in accordance with the terms and subject to the conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of Register.com all right, title and interest in and to all shares and/or warrants tendered hereby and orders the registration of such shares tendered by book-entry transfer that are purchased under the offer to or upon the order of Register.com and hereby irrevocably constitutes and appoints the Depositary as attorney-in-fact of the undersigned with respect to such shares, with the full knowledge that the Depositary also acts as the agent of Register.com, with full power of substitution, such power of attorney being an irrevocable power coupled with an interest, to:

(a) deliver certificates for such shares and/or warrants, or transfer ownership of such shares on the account books maintained by the book-entry transfer facility, together in either such case with all accompanying evidences of transfer and authenticity, to or upon the order of Register.com, upon receipt by the Depositary, as the undersigned's agent, of the purchase price with respect to such shares and/or warrants;

(b) present certificates for such shares and/or warrants for cancellation and transfer on Register.com's books; and

(c) receive all benefits and otherwise exercise all rights of beneficial ownership of such shares and/or warrants, subject to the next paragraph, all in accordance with the terms of the offer.

The undersigned hereby covenants, represents and warrants to Register.com that:

(a) the undersigned understands that tendering of shares and/or warrants under any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the offer, including the undersigned's representation and warranty that (i) the shares and/or warrants tendered herewith are not and will not be subject to any contractual or other restriction, (ii) the undersigned has a net long position in shares or equivalent securities at least equal to the shares and/or warrants tendered within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended, and (iii) such tender of shares and/or warrants complies with Rule 14e-4;

(b) the undersigned has full power and authority to tender, sell, assign and transfer the shares and/or warrants tendered hereby and that, when and to the extent Register.com accepts the shares for purchase, Register.com will acquire good, marketable and unencumbered title to them, free and clear of all security interests, liens, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim; and

(c) on request, the undersigned will execute and deliver any additional documents the Depositary or Register.com deems necessary or desirable to complete the assignment, transfer and purchase of the shares and/or warrants tendered hereby.

The names and addresses of the registered holders should be printed, if they are not already printed above, exactly as they appear on the certificates representing shares and/or warrants tendered hereby. The certificate numbers, the number of shares and/or warrants represented by such certificates, and the number of shares and/or warrants that the undersigned wishes to tender, should be set forth in the appropriate boxes above.

The undersigned understands that Register.com is offering to purchase an aggregate of $120 million of (i) shares of its common stock, $0.0001 par value per share, including the associated preferred stock purchase rights issued under the Rights Agreement, dated as of October 28, 2002, between Register.com and American Stock Transfer & Trust Company, as Rights Agent, and (ii) warrants to purchase shares of its common stock, $0.0001 par value per share, at a price of $6.35 per share and the difference between $6.35 and the applicable warrant exercise price, respectively, in each case, net to the seller in cash, without interest, for shares and/or warrants properly tendered and not properly withdrawn in the Offer, on the terms and subject to the conditions of the Offer, including the proration provisions described in the Offer to Purchase. The undersigned understands that, because of the proration provisions described in the Offer to Purchase, some of the shares and/or warrants tendered may not be purchased if more than the $120 million of shares (and warrants) Register.com seeks to purchase in the Offer are properly tendered. The undersigned understands that shares and/or warrants not purchased in the offer because of proration will be returned promptly after the expiration of the offer. In the event that the Offer is oversubscribed, holders of warrants who tendered more than their pro rata share will be issued new warrant certificates, subject to the same terms and conditions as those tendered, representing those warrants that were not purchased and cancelled by the Company.

The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, Register.com may terminate or amend the Offer or may postpone the acceptance for payment of, or the payment for, shares and/or warrants tendered or may accept for payment fewer than all of the shares and/or warrants tendered hereby. The undersigned understands that certificate(s) for any shares not properly tendered or not purchased will be returned to the undersigned at the address indicated above. The undersigned recognizes that Register.com has no obligation under box captioned "Special Payment Instructions" on the next page of this Letter of Transmittal to transfer any certificate for shares and/or warrants from the name of its registered holder, or to order the registration or transfer of shares tendered by book-entry transfer, if Register.com purchases none of the shares represented by such certificate or tendered by such book-entry transfer.

The undersigned understands that acceptance of shares and/or warrants by Register.com for payment will constitute a binding agreement between the undersigned and Register.com upon the terms and subject to the conditions of the Offer.

The check for the aggregate net purchase price for such of the tendered shares and/or warrants as are purchased by Register.com will be issued to the order of the undersigned and mailed to the address indicated above unless otherwise indicated under either the box captioned "Special Payment Instructions" or the box captioned "Special Delivery Instructions" on the next page.

All authority conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligations or duties of the undersigned under this Letter of Transmittal shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

SPECIAL PAYMENT INSTRUCTIONS (See Instructions 1, 5, 6 and 8)

To be completed ONLY if the check for the purchase price of shares and/or warrants purchased is to be issued in the name of someone other than the undersigned.
Issue checks to:

Name:________________________________
(Please Print)
Address:______________________________
(Include Zip Code)
____________________________________
(Taxpayer Identification or Social Security Number) (See Substitute Form W-9 Included Herewith)

SPECIAL DELIVERY INSTRUCTIONS (See Instructions 1, 5 and 8)

To be completed ONLY if the check for the purchase price of shares and/or warrants purchased is to be sent to someone other than the undersigned or to the undersigned at an address other than that shown above.
Deliver check to:
Name:______________________________
(Please Print)
Address:______________________________
(Include Zip Code)
____________________________________
(Taxpayer Identification or Social Security Number) (See Substitute Form W-9 Included Herewith)

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
CAREFULLY BEFORE COMPLETING

STOCKHOLDER(S) AND/OR WARRANT HOLDER(S) SIGN HERE: (See Instructions 1 and 5) (PLEASE COMPLETE SUBSTITUTE FORM W-9 INCLUDED HEREWITH)
Must be signed by registered holder(s) exactly as name(s) appear(s) on Stock and/or Warrant Certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by Stock and/or Warrant Certificate(s) and documents transmitted herewith. If a signature is by an officer on behalf of a corporation or by an executor, administrator, trustee, guardian, attorney-in-fact, agent or other person acting in a fiduciary or representative capacity, please provide full title and see Instruction 5.

(Authorized Signature(s))
Dated: ________________________________________________________________________ , 2003
Name(s): __________________________________________________________________________

(Please Print)
Capacity (full title): ____________________________________________________________________
(If Applicable)
Address: __________________________________________________________________________
____________________________________________________________________________________
(Including Zip Code)
____________________________________________________________________________________
(Taxpayer Identification or Social Security Number) (See Substitute Form W-9 Included Herewith)
(Area Code) Telephone Number: __________________________________________________________
GUARANTEE OF SIGNATURE(S) (See Instructions 1 and 5)

(Authorized Signature(s))
Dated: ________________________________________________________________________ , 2003
Name(s): ____________________________________________________________________________
(Please Print)
Title: ______________________________________________________________________________
Name of Firm: ________________________________________________________________________
Address: ____________________________________________________________________________
(Including Zip Code)
(Area Code) Telephone Number: __________________________________________________________

INSTRUCTIONS TO LETTER OF TRANSMITTAL
FORMING PART OF THE TERMS OF THE OFFER
OF
REGISTER.COM, INC.

1.    Guarantee of Signatures.    No signature guarantee is required if either:

(a) this Letter of Transmittal is signed by the registered holder of the shares and/or warrants exactly as the name of the registered holder appears on the certificate, which term, for purposes of this document, shall include any participant in a book-entry transfer facility whose name appears on a security position listing as the owner of shares, tendered with this Letter of Transmittal, and such holder has not completed either the box captioned "Special Payment Instructions" or the box captioned "Special Delivery Instructions" above; or

(b) such shares and/or warrants are tendered for the account of an "eligible guarantor institution," which term includes a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program or a bank, broker, dealer, credit union, savings association or other entity which is an "eligible guarantor institution," as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

In all other cases, signatures must be guaranteed by an eligible guarantor institution. See Instruction 5.

2.    Delivery of Letter of Transmittal and Certificates.    This Letter of Transmittal is to be used only if certificates are delivered with it to the Depositary, or if tenders are to be made under the procedure for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase. Certificates for all physically tendered shares and/or warrants, or confirmation of a book-entry transfer into the Depositary's account at the book-entry transfer facility of shares tendered electronically, together in each case with a properly completed and duly executed Letter of Transmittal or manually signed facsimile of it, or an agent's message (as described below), and any other documents required by this Letter of Transmittal, must be received by the Depositary at the appropriate address set forth herein before the expiration date.

The term "agent's message" means a message transmitted by the book-entry transfer facility to, and received by, the Depositary, which states that the book-entry transfer facility has received an express acknowledgment from the participant in such book-entry transfer facility tendering the shares, that such participant has received and agrees to be bound by the terms of this Letter of Transmittal, and that Register.com may enforce such agreement against such participant.

THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CERTIFICATES FOR SHARES AND/OR WARRANTS, THE LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS, IS AT THE ELECTION AND RISK OF THE TENDERING STOCKHOLDER AND/OR WARRANT HOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

Register.com will not accept any alternative, conditional or contingent tenders, nor will it purchase any fractional shares and/or warrants. In addition, preference in the proration calculation will be given to holders of less than 100 shares. All tendering stockholders and/or warrant holders, by execution of this Letter of Transmittal, or a facsimile of it, waive any right to receive any notice of the acceptance of their tender.

3.    Inadequate Space.    If the space provided in the box captioned "Description of Shares and/or Warrants Tendered" is inadequate, the certificate numbers and/or the number of shares and/or warrants should be listed on a separate signed schedule and attached to this Letter of Transmittal.

4.    Partial Tenders and Unpurchased Shares.    (Not applicable to stockholders who tender by book-entry transfer.) If fewer than all of the shares and/or warrants evidenced by any certificate are to be tendered, fill in the number of shares and/or warrants that are to be tendered in the column entitled "Number of Shares and/or Warrants Tendered." In such case, if any tendered shares and/or warrants are purchased, a new certificate for the remainder of the shares and/or warrants evidenced by the old certificates will be issued and sent to the registered holder(s) promptly after the expiration date. Unless otherwise indicated, all shares and/or warrants represented by the certificates listed and delivered to the Depositary will be deemed to have been tendered.

5.    Signatures on Letter of Transmittal, Stock Powers and Endorsements.

(a) If this Letter of Transmittal is signed by the registered holder(s) of the shares and/or warrants tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

(b) If the shares and/or warrants are registered in the names of two or more joint holders, each such holder must sign this Letter of Transmittal.

(c) If any tendered shares and/or warrants are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate letters of transmittal, or photocopies of it, as there are different registrations of certificates.

(d) When this Letter of Transmittal is signed by the registered holder(s) of the shares and/or warrants listed and transmitted hereby, no endorsements of certificate(s) representing such shares and/or warrants or separate stock powers are required unless (i) payment is to be made or (ii) the certificate(s) for shares and/or warrants not tendered or not purchased are to be issued to a person other than the registered holder(s). If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed, or if payment is to be made or the certificate(s) for shares and/or warrants not tendered or not purchased are to be issued to a person other than the registered holder(s), the certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s), AND THE SIGNATURE(S) ON SUCH CERTIFICATE(S) OR STOCK POWER(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION. See Instruction 1.

(e) If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence to the Depositary that is satisfactory to Register.com of their authority to so act.

6.    Stock Transfer Taxes.    In general, no stock transfer tax stamps or funds to cover such stamps need to accompany this Letter of Transmittal, and Register.com will pay or cause to be paid any stock transfer taxes payable, if any, on the transfer to it of shares and/or warrants purchased under the Offer. If, however:

(a) payment of the purchase price is to be made to any person other than the registered holder(s); or

(b) tendered certificates are registered in the name of any person(s) other than the person(s) signing this Letter of Transmittal;

then the amount of any stock transfer taxes, if any (whether imposed on the registered holder(s), such other person(s) or otherwise), payable on account thereof will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or an exemption from them is submitted.

7.    Order of Purchase in Event of Proration.    Stockholders and warrant holders may designate the order in which their shares and/or warrants are to be purchased in the event of proration. The order of purchase may have an effect on the federal income tax consequences to you of the Offer. See Sections 1 and 13 of the Offer to Purchase.

8.    Special Payment and Delivery Instructions.    If check(s) are to be issued in the name of a person other than the signer of this Letter of Transmittal or if such check(s) are to be sent to someone other than the person signing this Letter of Transmittal or to the signer at a different address, the boxes captioned "Special Payment Instructions" and/or "Special Delivery Instructions" on the Letter of Transmittal should be completed as applicable and signatures must be guaranteed as described in Instructions 1 and 5.

9.    Irregularities.    All questions as to the number of shares and/or warrants to be accepted, the price to be paid for shares and/or warrants to be accepted, and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of shares will be determined by Register.com, in its sole discretion, and Register.com's determination will be final and binding on all parties. Register.com reserves the absolute right to reject any or all tenders of any shares and/or warrants that it determines are not in proper form or the acceptance for payment of or payment for which Register.com determines may be unlawful. Register.com also reserves the absolute right to waive any of the conditions of the Offer. Register.com also reserves the right to waive any defect or irregularity in any tender with respect to any particular shares or any particular stockholder. Register.com's interpretation of the terms of the Offer will be final and binding on all parties. No tender of shares and/or warrants will be deemed to have been properly made until all defects or irregularities have been cured by the tendering stockholder or waived by Register.com. Register.com, the Depositary, the Information Agent and any other person are not under any duty to give notification of any defects or irregularities in any tender and will not incur any liability for failure to give any such notification.

10.    Questions and Requests for Assistance and Additional Copies.    Any questions or requests for assistance or for additional copies of the Offer to Purchase, the Letter of Transmittal or the Notice of Guaranteed Delivery may be directed to the Information Agent at its telephone number and address set forth below.

INNISFREE M&A, INCORPORATED
501 Madison Avenue, 20th Floor
New York, New York 10022
Call Collect: (212) 750-5833
or
Toll-Free: (888) 750-5834

Stockholders and/or warrant holders may also contact their broker, dealer, commercial bank or trust company for assistance concerning the Offer.

11.    Substitute Form W-9.    Under the U.S. federal income tax laws, the Depositary will be required to backup withhold a portion of the amount of any payments made to certain stockholders and/or warrant holders pursuant to the Offer. In order to avoid such backup withholding, each tendering stockholder and/or warrant holder, and, if applicable, each other payee, must provide the Depositary with such stockholder's and/or warrant holder's or payee's correct taxpayer identification number and certify that such stockholder and/or warrant holder or payee is not subject to such backup withholding by completing the Substitute Form W-9 included with this Letter of Transmittal. In general, if a stockholder and/or warrant holder or payee is an individual, the taxpayer identification number is the social security number of such individual. If the Depositary is not provided with the correct taxpayer identification number, the stockholder and/or warrant holder or payee may be subject to a penalty imposed by the Internal Revenue Service. Certain stockholders and/or warrant holders or payees (including, among others, corporations and certain foreign persons) are not subject to these backup withholding requirements. In order to satisfy the Depositary that a foreign stockholder and/or warrant holder or payee qualifies as an exempt recipient, such stockholder and/or warrant holder or payee must submit an IRS Form W-8 BEN or other applicable form, signed under penalties of perjury, attesting to that stockholder's and/or warrant holder's exempt status. The applicable form can be obtained from the Depositary. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if shares are held in more than one name), consult the enclosed Substitute Form W-9 and the instructions set forth therewith.

If the surrendering stockholder or warrant holder has not been issued a taxpayer identification number and has applied for or intends to apply for a taxpayer identification number in the near future, such stockholder or warrant holder should write "Applied For" in the space provided for the taxpayer identification number in Part 1 of the Substitute Form W-9 and sign and date the Substitute Form W-9, and the stockholder or warrant holder should also complete the Certificate of Awaiting Taxpayer Identification Number below. Notwithstanding that the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold a portion of all payments made prior to the time a properly certified taxpayer identication number is provided.

Failure to complete the Substitute Form W-9 will not, by itself, cause shares and/or warrants to be deemed invalidly tendered, but may require the Depositary to backup withhold a portion of the amount of any payments made pursuant to the Offer. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service. Failure to complete and return the Substitute Form W-9 may result in backup withholding of a portion of any payments made to you pursuant to the Offer. Please review the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional details.

12.    Lost, Stolen, Destroyed or Mutilated Certificates.    If any certificate representing tendered shares and/or warrants has been lost, stolen, destroyed or mutilated, the holder may contact American Stock Transfer & Trust Company, the transfer agent for Register.com's common stock, at (800) 937-5449 (Toll Free) or (212) 936-5100 (Direct), for instructions as to obtaining a replacement certificate. That certificate will then be required to be submitted together with this Letter of Transmittal in order to receive payment for shares and/or warrants that are tendered and accepted for payment. Such stockholder and/or warrantholder may be required to post a bond to secure against the risk that the certificate(s) may be subsequently recirculated. Stockholders and/or warrant holders are urged to contact the transfer agent immediately in order to permit timely processing of this documentation and to determine if the posting of a bond is required. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, stolen, misplaced or destroyed certificates have been followed.

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service	PART 1 Taxpayer Identification Number — Please provide your TIN in the box at right and certify by signing and dating below. If awaiting TIN, write "Applied For."	Social Security Number OR ____________________________ Employer Identification Number

Payer's Request For Taxpayer Identification Number ("TIN") and Certification	PART 2 Payees Exempt from Backup Withholding — Check the box if you are exempt from backup withholding.
Name (please print) Street Address City, State and Zip Code	PART 3 Certification — Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
(2)  I am not subject to backup withholding either because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or:
(c) the IRS has notified me that I am no longer subject to backup withholding; and
(3) I am a U.S. person (including a U.S. resident alien).
Certification Instructions. You must cross out item (2) above if you have been notified by IRS that you are subject to backup withholding because you have failed to report all interest and dividends on your tax return. However, if, after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item 2.
SIGNATURE____________________________________________ DATE________________________

NOTE:	FAILURE TO COMPLETE THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU WITH RESPECT TO SURRENDERED SHARES OR WARRANTS. IN ADDITION, FAILURE TO PROVIDE SUCH INFORMATION MAY RESULT IN A PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR"
INSTEAD OF A TIN IN THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all payments made to me will be withheld.
Signature __________________________________________ Date __________________________

The Information Agent for the Offer is:

501 Madison Avenue, 20th Floor
New York, New York 10022

Banks and Brokers Call Collect: (212) 750-5833
All Others Call Toll-Free: (888) 750-5834